                                                                    EXHIBIT 10.3

                       NONRECOURSE SECURED PROMISSORY NOTE

$71,593,795                                                     January 29, 2003

                  FOR VALUE  RECEIVED,  the  undersigned  Flying J Oil & Gas
Inc., a Utah  corporation  and Big West Oil &  Gas Inc., a Utah  corporation
(together  hereinafter the "Borrower") each hereby jointly and severally promise to pay in U.S. Dollars to the order of St. Mary Land &  Exploration Company, a Delaware corporation (hereinafter,  with any subsequent holder, the "Lender"), the principal sum of $71,593,795 (the "Loan").

                  Interest.  The Loan  shall  bear  interest  at the rate of two
                  --------
percent above the one-year LIBOR rate (London  InterBank Offered Rate) in effect at the  date  Lender  funds  the Loan in  connection  with  consummation  of the transaction  wherein  NPC Inc.  has  acquired  certain oil and gas assets of the
Borrower (the  "Acquisition").  The applicable interest rate will be adjusted on each one year anniversary of the Loan,  compounded annually,  with such interest due and payable at maturity as set forth below.

                  Repayment.  The  Loan  shall  be  repayable  in its  entirety,
                  ---------
including principal and interest accrued thereon,  (A) by offset against amounts
Lender  shall owe to the  Borrower:  upon the earlier of: (i) the  exercise  and consummation by the Borrower of its put option,  as provided in Exhibit G to the
Purchase and Sale Agreement  dated December 13, 2002 by and between the Borrower and the Lender (the  "PSA"),  to require  the Lender to  purchase  shares of the
Lender's  Stock  issued to the  Borrower  pursuant  to the terms of the PSA (the
"Lender's  Stock"),  or (ii) the exercise and  consummation by the Lender of its call  option,  as provided in Exhibit G to the PSA,  to  purchase  the  Lender's
Stock;  and (B) in any event,  no later  than the later of: (i) three  years and ninety  days  after  the  Loan,  or (ii) one  year and  ninety  days  after  the registration of the Lender's Stock as provided on Exhibit F to the PSA.

                  Prepayment. The Borrower may without penalty prepay any or all
                  ----------
of the amounts due under this Nonrecourse  Secured  Promissory Note at any time, with such  prepayments  to be applied  first to accrued  interest  and second to unpaid principal.

                  Default.  Subject  to the  non-recourse  provision  set  forth
                  -------
below,  in the event of any failure of the  Borrower  to repay this  Nonrecourse
Secured  Promissory  Note, in accordance  with the terms hereof,  the Loan shall after the date due bear  interest due and payable at the rate of twelve  percent per annum.

                  NON-RECOURSE  NATURE OF OBLIGATIONS.  THIS NONRECOURSE SECURED
                  -----------------------------------
PROMISSORY NOTE IS AND SHALL BE A NON-RECOURSE  PROMISSORY NOTE. IN THE EVENT OF
ANY DEFAULT BY THE BORROWER OF ITS OBLIGATIONS HEREUNDER, WHETHER FOR PAYMENT OF
THE PRINCIPAL AMOUNT OF THIS NOTE,  ACCRUED INTEREST OR OTHERWISE,  THE LENDER'S
ONLY RECOURSE SHALL BE AGAINST THE COLLATERAL  PLEDGED TO SECURE PAYMENT OF THIS
NOTE. IN THE EVENT THAT THE EXERCISE OF RIGHTS  AGAINST THE  COLLATERAL  ARE NOT
SUFFICIENT TO SATISFY  BORROWER'S  PAYMENT  OBLIGATIONS  HEREUNDER,  NEITHER THE
BORROWER,  NOR  ANY OF ITS  OFFICERS,  DIRECTORS,  AFFILIATES,  SHAREHOLDERS  OR
REPRESENTATIVES SHALL BE LIABLE FOR ANY DEFICIENCY.

                  Security. To secure the obligations of the Borrower under this
                  --------
Nonrecourse Secured Promissory Note, the Lender,  pursuant to that certain Stock
Pledge  Agreement  executed  between  the  Borrower  and the Lender of even date herewith,  has been  granted  a  security  interest  in and  senior  lien on the
Lender's Stock. The Loan shall otherwise be without recourse to the Borrower.

                  Waivers.  Except as  expressly  set forth in this  Nonrecourse
                  -------
Secured  Promissory Note, and to the extent necessary for Lender to realize upon the collateral in the event of a default in this Nonrecourse  Secured Promissory
Note, the Borrower hereby (a) waives all  presentment,  demand for  performance, notice of  non-performance,  protest,  notice of protest and notice of dishonor, and all other demands and notices in connection  with the delivery,  acceptance, performance,  default or realization of collateral of this  Nonrecourse  Secured
Promissory  Note,  (b) assents to any extension or  postponement  of the time of payment or any other  indulgence,  (c) waives any  requirement  of  diligence or promptness on the part of the Lender in the  enforcement of its right to realize the collateral  under this Nonrecourse  Secured  Promissory Note, and (d) waives any valuation, stay, appraisement or redemption laws..

                  Payments; Notices. All payments to Lender shall be made at the
                  -----------------
address set forth below or at such other  address as the Lender shall specify in writing  to  the  Borrower.  Any  notice  or  demand  in  connection  with  this
Nonrecourse  Secured  Promissory Note shall be in writing and shall be deemed to have been duly given when (a)  delivered by hand,  (b) sent by  facsimile  (with receipt confirmed) to the facsimile number set forth below, provided that a copy is promptly  thereafter  mailed by first-class  prepaid  certified mail,  return receipt requested,  (c) received by the addressee, if sent with delivery receipt requested by Express Mail, Federal Express, or other express delivery service or first-class  prepaid  certified mail, in each case to the appropriate  addresses set forth below,  or to such other  address(es)  as a party may  designate as to itself by notice to the other party.

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          If to the Lender:

                     St. Mary Land & Exploration Company 1776
                     Lincoln Street, Suite 1100 Denver, Colorado
                     80203-1080 Attn: Mr. Richard C. Norris
                     Facsimile: 303-861-0934

          If to the Borrower:

                     Flying J Oil & Gas Inc. and Big West Oil & Gas Inc.
                     c/o Flying J Inc.
                     1104 Country Hills Drive
                     Ogden, Utah 84403
                     Attn:  Mr. Phil Adams
                     Facsimile: 801-624-1705

                  Costs  and  Attorneys'  Fees.   Subject  to  the  non-recourse
                  ----------------------------
provision set forth above, after demand by the Lender the Borrower shall pay any reasonable  costs and  expenses  of the  Lender  (including  without  limitation reasonable  attorneys' fees and  out-of-pocket  expenses) in connection with the enforcement and collection of this Nonrecourse Secured Promissory Note.

                  Assignability;   Governing  Law.  This   Nonrecourse   Secured
                  -------------------------------
Promissory  Note shall bind and inure to the  benefit  of the  Borrower  and the
Lender  and  their   respective   successors,   assigns,   heirs  and   personal
representatives.  This Nonrecourse  Secured Promissory Note shall be governed by and  construed in accordance  with the laws of the State of Colorado,  and venue for any action  regarding this  Nonrecourse  Secured  Promissory  Note shall lie exclusively in the state or federal district court located in Denver, Colorado.

                  EXCEPTION.  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH
                  ---------
ABOVE  IN THIS  NONRECOURSE  SECURED  PROMISSORY  NOTE,  THE  OBLIGATION  OF THE
BORROWER WITH RESPECT TO INTEREST ACCRUED ON THE LOAN DURING THE PERIOD FROM AND
AFTER TWO YEARS AND SIX MONTHS  FOLLOWING  THE DATE THE  LENDER  FUNDS THE LOAN,
TOGETHER WITH ANY DEFAULT INTEREST ACCRUING ONLY WITH RESPECT TO ANY NON-PAYMENT
OF INTEREST DURING THE PERIOD  COMMENCING TWO YEARS AND SIX MONTHS FOLLOWING THE
DATE HEREOF AND  REASONABLE  COSTS OF  COLLECTION  WITH RESPECT TO THE FOREGOING
INTEREST,  SHALL BE WITH FULL RECOURSE TO THE BORROWER. SUCH RECOURSE OBLIGATION
SHALL NOT BE SECURED BY THE  LENDER'S  STOCK  PURSUANT TO THE ABOVE  REFERRED TO
STOCK PLEDGE AGREEMENT.

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                  IN WITNESS  WHEREOF,  the Borrower has caused this Nonrecourse
Secured Promissory Note to be executed as of the date first set forth above.

                                                 FLYING J OIL & GAS INC.,
                                                 a Utah corporation

                                                 By:   /s/ JOHN R. SCALES
                                                       -------------------------

                                                 Title: President
                                                       -------------------------

                                                 BIG WEST OIL & GAS INC.
                                                 a Utah corporation

                                                 By:   /s/ JOHN R. SCALES
                                                       -------------------------

                                                 Title: PRESIDENT
                                                       -------------------------

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